PREPAYMENTS AND OTHER RECEIVABLES	3 Months Ended
Jun. 30, 2011
PREPAYMENTS AND OTHER RECEIVABLES [Text Block]
10.	PREPAYMENTS AND OTHER RECEIVABLES

Prepayments and other receivables consist of the following:

	June 30,	December 31,
	2011	2010
	(Unaudited)
Advance to suppliers	$24,379,040	$2,080,645
Expense paid on behalf of customers and suppliers	632,366	-
Due from third party companies	401,752	999,688
Rental deposits to lessors	590,266	638,113
Prepaid taxes and Input VAT	362,909	-
Prepaid office rental, petty cash and others	673,781	195,104
	$27,040,114	$3,913,550

As of June 30, 2011, due from third party Company amounting to US$309,040 bore an interest rate of basic interest rate of PBOC per annum, while the remaining balances were non-interest bearing loans to third parties for their working capital purposes.